UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) March 10, 2014

E. I. du Pont de Nemours and Company
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-815	51-0014090
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
Of Incorporation)	File Number)	Identification No.)

1007 Market Street
Wilmington, Delaware 19898
(Address of principal executive offices)

Registrant’s telephone number, including area code:   (302) 774-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure

In advance of meetings with investors during the week of March 10, 2014, DuPont furnishes this current report on Form 8-K reaffirming its outlook for full year 2014 operating earnings of $4.20-$4.45 per share provided as part of its earnings news release on January 28, 2014.

The company expects first quarter revenue and earnings growth will be challenged by the extended cold temperatures and winter storms in North America, business disruptions in the Ukraine, and farmer uncertainty which may impact the timing of sales and potential changes in planted area in agriculture.

However, for the full year 2014, the company expects that execution of its business plans along with continuing improvement in global industrial production and the benefit of lower agricultural input costs will outweigh the factors listed above.

The information contained in Item 7.01 of this report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed by the Registrant under the Securities Act of 1933, as amended, or the Exchange Act.

Use of Non-GAAP Measures: The company’s outlook for full year 2014 operating earnings per share excludes estimated non-operating pension/OPEB costs of $0.09 per share. Management believes this non-GAAP measure is meaningful to investors because it provides insight with respect to ongoing operating results of the company. Such measurement is not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance.

Forward-Looking Statements: This Form 8-K contains forward-looking statements which may be identified by their use of words like “plans,” “expects,” “will,” “believes,” “intends,” “estimates,” “anticipates” or other words of similar meaning. All statements that address expectations or projections about the future, including statements about the company’s growth strategy, product development, regulatory approval, market position, anticipated benefits of acquisitions, outcome of contingencies, such as litigation and environmental matters, expenditures and financial results, are forward-looking statements. Forward-looking statements are not guarantees of future performance and are based on certain assumptions and expectations of future events which may not be realized. Forward-looking statements also involve risks and uncertainties, many of which are beyond the company’s control. Some of the important factors that could cause the company’s actual results to differ materially from those projected in any such forward-looking statements are: fluctuations in energy and raw material prices; failure to develop and market new products and optimally manage product life cycles; significant litigation and environmental matters; failure to appropriately manage process safety and product stewardship issues; changes in laws and regulations or political conditions; global economic and capital markets conditions, such as inflation, interest and currency exchange rates; business or supply disruptions; security threats, such as acts of sabotage, terrorism or war, weather events and natural disasters; ability to protect and enforce the company's intellectual property rights; successful integration of acquired businesses and separation of underperforming or non-strategic assets or businesses and successful completion of the proposed spin-off of the Performance Chemicals segment including ability to fully realize the expected benefits of the proposed spin-off. The company undertakes no duty to update any forward-looking statements as a result of future developments or new information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

E. I. DU PONT DE NEMOURS AND COMPANY
(Registrant)

/s/ Barry J. Niziolek
Barry J. Niziolek
Vice President and Controller

March 10, 2014

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